(ICON)

Prudential
Equity Income
Fund

ANNUAL
REPORT
Oct. 31, 1996

(LOGO)

Performance At A Glance.
What a wonderful time to be invested in U.S. stocks! In the past year, the Dow
Jones Industrial Average surged beyond 6000, its third 1000-point hurdle in as many years, on a wave of higher corporate profits, moderating economic growth and subdued inflation. Your Fund also delivered impressive returns -- more than
15% -- yet it substantially trailed the average fund in its category as measured by Lipper Analytical Services. That's primarily because your Fund held fewer assets in consumer stocks (which were strong) and more in industrial stocks (which were not).

Cumulative Total Returns1                              As of
10/31/96

                                One            Three
Since
                                Year           Years
Inception2
Class A                          16.0%           85.4%
124.3%
Class B                          15.1            78.3
161.6
Class C                          15.1            N/A
27.5
Class Z                          N/A             N/A
4.6
Lipper Equity Inc. Fund Avg.3    20.7            88.3
**

Average Annual Total Returns1                           As
of 9/30/96

                                 One            Three
Since
                                 Year           Years
Inception2
Class A                          5.2%            12.3%
12.0%
Class B                          5.0             12.5
10.4
Class C                          9.0             N/A
11.9

Past performance is not indicative of future results.
Investment return and
principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Funds and Lipper Analytical Services. Cumulative total returns do not take into account sales charges. Average annual total returns do take into account sales charges. The Fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, during the first six years. Class C shares are subject to a 1-year contingent deferred sales charge of 1%. Class B shares will automatically convert to Class
A shares on a quarterly basis, approximately seven years after purchase. Class
Z shares are not subject to a sales charge or a distribution fee and are offered to a limited group of investors. Class Z shares have been in existence for less than one year and average annual total returns are not available.

2Inception dates: 1/22/90 Class A; 1/22/87 Class B; 8/1/94
Class C; 3/1/96
Class Z.

3These are the average returns of 151 funds in the equity fund category for one year and 57 funds for five years.

**The Lipper Since Inception category return for Class A shares is 121.7%, which includes 49 funds; for Class B is 174% for 24 funds;
for Class C is 45.2%
for 102 funds and for Class Z is 9.4% for 169 funds.

How Investments Compared.
    (As of 10/31/96)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different
-- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk.
The greater the
risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Warren E. Spitz, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Prudential Equity Income Fund seeks both income and capital appreciation by investing primarily in stocks that provide investment income returns above those of the S&P 500. It invests in stocks that are considered undervalued given their earnings, cash flow, or asset values. There can be no assurance that the Fund will be able to achieve its investment objective.

What Are REITs?
We hold 18% of our Fund's assets in Real Estate Investment
Trusts (REITs),
which are publicly traded companies that own and manage income-producing property, such as apartments, shopping malls and commercial office space.
These stocks pay some of the highest dividends available because REITs by law must pay out at least 95% of their earnings in dividends.

Strategy Session.
We are value investors. We look for underpriced stocks in out-of-favor areas that we believe are likely to appreciate. During the last year, we've seen three major opportunities develop -- three areas in which we've invested because the potential rewards seem high:

- Industrials.
After superior performance two decades ago, the stocks of industrial companies -- like steel manufacturers, airlines, and aluminum makers -- have significantly trailed consumer growth companies -- through most of the 1980s and 1990s. That represents a buying opportunity, particularly now. There has been a sharp shift in consumer sentiment. The financial health of many industrial companies like steel manufacturers are now the best they've been in years because of restructuring. So we increased our holdings in industrial stocks this year to 21%, one and a half times their share of the market.

- REITs.
The real estate industry is being securitized -- companies are buying properties and then selling shares in themselves.
Institutional investors are
now buying shares in these publicly traded Real Estate
Investment Trusts
(REITs), rather than owning the real estate itself. The advantages: shares in
REITs are much easier to sell than the underlying real estate, they make diversification easier, and they offer professional management.

- Securities Brokerages.
The Federal Reserve is contemplating new regulations permitting banks to be more involved in investment banking, so as a result securities brokers might become acquisition targets. The securities brokerage stocks also appear quite inexpensive, possibly because some investors fear a stock market correction -- an anathema to securities firms. We hold 10% of our Fund's assets in the major brokerage houses, such as Lehman Brothers, Salomon, Paine
Webber and Bear
Stearns.

     Portfolio Breakdown.
 Expressed as a percentage of
total investments as of 10/31/96.
             (GRAPH)

What Went Well.
REITs Rallied.
We hold 18% of our Fund in REITs, and many of them rallied over the last six months. More and more investors seemed to discover that REITs could benefit the most from the increasing trend toward the securitization of real estate. Our two largest holdings appreciated nicely over the last six months. Equity
Residential was up nearly 18%, while Crescent Real Estate appreciated 27%.

Energy Was Exciting.
Energy was the second best performing group in the stock market during the last
12 months, as prices of crude oil for future delivery surged to a five-year high -- the highest since the Gulf War. Leading this group have been the drilling and oil service stocks, because there's a shortage of oil drilling rigs. (Day rental rates for this sophisticated, expensive equipment have boomed.) Some of our holdings of oil drilling and service stocks that have done particularly well are Baker Hughes, Sonat Offshore and Global Marine. Because prices ran up so high this year, we've cut our energy holdings slightly. (We now hold 6% of our Fund's assets in energy, down from 9.5% a year earlier.)

And Not So Well.
We Were Early. Again.
One of the hallmarks of value investors like ourselves is that we tend to be early investors in out-of-favor industries. Although we believed strongly that industrial stocks were undervalued and a good investment, other investors have been slower to recognize the value we see. Industrial stocks in general were only average performers and our heavy focus there hurt per-formance. We still believe strongly in these stocks, and expect that they will prove themselves when investors begin to balk at paying ever higher prices for other stocks.

Banks Would Have Helped.
While we held about 34% of total net assets in financial stocks, we didn't own the kinds of financial stocks that helped this group lead the market in performance over the last 12 months. Banking stocks, because of falling interest rates and mergers and acquisitions, were the hottest area here, an area in which we were underrepresented. We think the bank stocks are vulnerable considering their generally high prices and sensitivity to bad news on inflation and interest rates.

Looking Ahead.
Things run in cycles. As the market hurtles toward higher and higher prices, we suspect that investors will reach the point where they will decide they won't pay high prices any more. Then they will turn to stocks with more reasonable prices.

We expect pricing power is going to flow to industrial companies that don't sell directly to the consumer like the steel companies, the aluminum manufacturers, and the trucking companies. These stocks have been priced inexpensively for some time now. Consumer growth stock prices have been rising for 14 years and we think it's time for a change. While we can't predict what will trigger it, history tells us that the market doesn't tolerate this type of imbalance for long. We've positioned the Fund to take advantage of it.

Five Largest
Issuers.

5.1%  IBM
      Computer hardware &
      software
3.9   Equity Residential
      Real Estate Investment
      Trust
3.9   Lehman Brothers
      Financial Services
3.8   Chrysler
      Automobiles & Trucks
3.6   Elf Aquitaine
      Integrated Producers

Expressed as a percentage of total net assets as of 10/31/96.

A Conversation with Portfolio Manager Warren Spitz.
The good news is that the Fund has produced double-digit returns for two years in a row. The bad news is that it has performed below the average equity-income fund measured by Lipper. We caught up with Prudential Equity Income Fund
Portfolio Manager Warren Spitz the other day and asked him to explain why.

Q. Warren, the last two years have been difficult. What happened?
A. I've been buying stocks that are unpopular and inexpensive, not what's popular and expensive. In the past two years, the stock market has shown a clear preference for what's popular and "high priced" -- consumer growth stocks. I've been wrong for the last two years, but cycles, by definition, shift. In fact, I believe a fundamental shift is on its way -- one that could last five-10 years. I think that the industrial stocks -- stocks like steel, the airlines, trucking companies, aluminum -- are extremely underpriced when compared with the consumer non-durables
-- the cereals,
   the beverages, the pharmaceuticals.

Q. What do you see that the rest of the market doesn't yet?
A. Historically, from 1987 to 1991, prices of industrial stocks have been falling in relationship to the consumer non-durables. So
I started buying
   industrials in 1992. Then, 1993 and 1994 were very good for the industrials -- as good as 1995 was bad. And when prices fell in 1995, I bought more.

Q. What makes you think we're due for another 1993 or 1994?
A. The consumer stocks have had a great run -- 14 years -- and that's a long time. There was a time when consumers would pay top dollar for brand names.
   Not any more. Consumers want value. In many instances this translates into lower prices for products.

Q. What happens to earnings when prices fall?
A. At a minimum, profit growth slows, but it is possible for earnings to turn down. In my opinion, these companies have very little pricing power -- the power to raise prices. I believe that power is now shifting to the industrial companies. You can already notice the difference. Look at the steel companies -- despite a temporary dip in demand last year, most have stayed profitable. Their balance sheets are the best they have been in years. Not so with the consumer companies. Their earnings growth is starting to hit resistance, and this could ultimately weaken their share prices.

Q. What triggers this great shift in the market?
A. It could be stronger economic growth. The economy is now running close to capacity, at full employment. Typically that increases inflation, which can make it easier for the industrial companies to increase prices. I expect prices will be rising faster at the wholesale level than the retail level.
   But we may not have to wait for that. Values of consumer stocks versus the industrials have been stretched so far that they might just snap back. It can happen quickly.

President's Letter                              December 2,
1996
(PICTURE)

Dear Shareholder:
For many investors, 1996 may well be the second year of back-to-back, double-digit stock market returns. In late November, the Dow Jones Industrial
Average passed 6500 -- only weeks after breaking the 6000 mark in mid-October.
America's economic expansion is entering its sixth year and there seems little evidence of an end to the continued modest growth and low inflation we've enjoyed for the last several years.

This is good news. For most investors it's meant an increase in their share values for college funds, retirement nest eggs or other long-term financial goals. However, as you read your year-end account statements and make plans for 1997, it's important to remember that there never is a "sure thing" when it comes to investment returns. Stock and bond markets go down just as they go up. (Did you notice the brief period of decline this past summer?) No one likes to see the value of their investments fall but such periods remind us we must keep our expectations realistic.

Regardless of the market's direction, a wise investor plans for tomorrow's needs today. Your Financial Advisor or Registered
Representative can help you:

- Review your portfolio and suggest strategies for 1997, such as diversifying across different types of investments. Financial markets seldom move in lockstep. By investing in a mix of stock and bond funds
(foreign & domestic)
  and money market funds you may be in a better position to achieve your long-term goals and to weather periods of uncertainty.

- See why annuities have become popular retirement planning tools. The choices are broader than ever. Our new Discovery SelectSM Variable
Annuity offers you
  many of the keys to successful retirement planning, including a personalized asset allocation program and a choice of 21 variable- or fixed-rate investment options offering a broad array of investment objectives and styles.

- Explain new retirement savings developments. For example, Congress has expanded the contribution limit on spousal IRAs. And don't forget, it's not too late for you to make a contribution to your IRA or open one for 1996. The
  IRS deadline is April 15, 1997, but it's best to act sooner.

Why not contact your Financial Advisor or Registered
Representative today? If
you are interested in Discovery SelectSM call for a prospectus, which contains more complete information. Read it carefully before you invest.

Sincerely,

Richard A. Redeker
President

P.S. Your 1997 Prudential IRA contribution may qualify you for a waiver of the annual custodial fee. Ask your financial representative for details.

Portfolio of Investments as of
October 31, 1996                     PRUDENTIAL EQUITY
INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares          Description                         Value
(Note 1)
 -----------------------------------------------------------
-
LONG-TERM INVESTMENTS--98.8%
COMMON STOCKS--84.3%
 -----------------------------------------------------------
-
Aerospace/Defense--3.9%
      403,800   Northrop Grumman Corp.             $
32,606,850
      443,500   Thiokol Corp.
18,571,563
                                                   ---------
------

51,178,413
------------------------------------------------------------
Airlines--2.6%
      408,000   AMR Corp.*
34,272,000
------------------------------------------------------------
Apparel--0.8%
      572,700   Kellwood Co.
10,308,600
       40,800   Oxford Industries, Inc.
744,600
                                                   ---------
------

11,053,200
------------------------------------------------------------
Automobiles & Trucks--4.1%
    1,493,558   Chrysler Corp.
50,220,888
      150,000   Ford Motor Co.
4,687,500
                                                   ---------
------

54,908,388
------------------------------------------------------------
Chemicals--2.9%
      448,600   Dow Chemical Co.
34,878,650
      156,628   Millennium Chemicals Inc.*
3,171,717
                                                   ---------
------

38,050,367
------------------------------------------------------------
Computer Hardware--9.1%
    1,000,000   Amdahl Corp.*
10,250,000
      354,500   Digital Equipment Corp.*
10,457,750
      719,800   Intergraph Corp.*
6,748,125
      521,100   International Business Machines
                  Corp.
67,221,900
      528,000   Texas Instruments Inc.
25,410,000
                                                   ---------
------

120,087,775
Computer Related Equipment--1.7%
      561,000   Micron Technology Inc.             $
14,235,375
      400,000   National Semiconductor Corp.*
7,700,000
                                                   ---------
------

21,935,375
------------------------------------------------------------
Electrical Equipment--4.5%
      301,000   Esterline Technologies Corp.*
7,035,875
      455,800   IMO Industries Inc.*
2,051,100
      700,000   Kuhlman Corp.
11,287,500
      355,300   Newport Corp.
2,931,225
      210,200   Pacific Scientific Co.
2,285,925
    1,970,200   Westinghouse Electric Corp.
33,739,675
                                                   ---------
------

59,331,300
------------------------------------------------------------
Energy Systems--2.4%
    1,782,300   McDermott International, Inc.
31,635,825
------------------------------------------------------------
Financial Services--9.9%
      913,883   Bear Stearns Cos., Inc.
21,590,486
      217,200   Edwards (A.G.), Inc.
6,488,850
    2,032,000   Lehman Brothers Holdings, Inc.
51,054,000
      943,900   Paine Webber Group, Inc.
22,181,650
      660,000   Salomon, Inc.
29,782,500
                                                   ---------
------

131,097,486
------------------------------------------------------------
Forest & Paper--0.5%
       72,600   Fletcher Challenge Forest Ltd.,
                  ADR
                  (New Zealand)
1,206,975
       71,600   Louisiana-Pacific Corp.
1,494,650
       81,900   Potlatch Corp.
3,501,225
                                                   ---------
------

6,202,850

------------------------------------------------------------
--------------------
4                                             See Notes to
Financial Statements.

Portfolio of Investments as of
October 31, 1996                     PRUDENTIAL EQUITY
INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares          Description                         Value
(Note 1)
 -----------------------------------------------------------
-
Gas Distribution--0.7%
      224,950   KN Energy, Inc.                    $
8,407,506
       51,450   Yankee Energy System, Inc.
1,170,488
                                                   ---------
------

9,577,994
------------------------------------------------------------
Gas Pipelines--2.4%
      318,200   PanEnergy Corp.
12,250,700
      280,100   Sonat, Inc.
13,794,925
      360,800   TransCanada Pipelines, Ltd.
6,088,500
                                                   ---------
------

32,134,125
------------------------------------------------------------
Insurance--5.5%
      933,400   Alexander & Alexander Services,
                  Inc.
14,234,350
      293,100   Marsh & McLennan Cos., Inc.
30,519,037
      328,400   Ohio Casualty Corp.
10,673,000
      306,400   SAFECO Corp.
11,566,600
      178,400   Selective Insurance Group Inc.
6,110,200
                                                   ---------
------

73,103,187
------------------------------------------------------------
Integrated Producers--3.6%
    1,200,000   Elf Aquitaine, ADR (France)
48,150,000
------------------------------------------------------------
Media--1.1%
      220,000   Dun & Bradstreet Corp.
12,732,500
       40,700   Harland (John H.) Co.
1,266,788
                                                   ---------
------

13,999,288
------------------------------------------------------------
Mining--0.4%
      194,678   Coeur D'Alene Mines Corp.
2,847,166
      298,499   Echo Bay Mines, Ltd.
2,332,023
                                                   ---------
------

5,179,189
------------------------------------------------------------
Miscellaneous Industrial--1.2%
    2,192,800   Hanson Plc., ADR (United
                  Kingdom)
13,979,100
       26,400   Tenneco, Inc.
1,306,800
                                                   ---------
------

15,285,900
------------------------------------------------------------
Paper & Packaging--1.6%
      922,000   Gibson Greetings Inc.*
14,406,250
      435,300   Stone Container Corp.
6,638,325
                                                   ---------
------

21,044,575
Realty Investment Trust--17.9%
      271,000   AMLI Residential Properties
                  Trust                            $
5,962,000
      315,000   Avalon Properties, Inc.
7,284,375
      231,200   Beacon Properties Corp.
6,791,500
      300,000   Bradley Real Estate, Inc.
4,987,500
       30,200   CarrAmerica Realty Corp.
758,775
       68,100   Charles E. Smith Residential
                  Realty, Inc.
1,659,938
      808,900   Crescent Real Estate Equities,
                  Inc.
33,771,575
      815,400   Crown American Realty Trust
6,319,350
    1,400,100   Equity Residential Property
                  Trust
51,453,675
      567,700   Gables Residential Trust
13,766,725
      585,000   Glimcher Realty Trust
11,261,250
      500,000   Haagen (Alexander) Properties
                  Inc.
7,375,000
      392,000   Irvine Apartment Communities,
                  Inc.
9,016,000
      353,500   JDN Realty Corp.
8,837,500
       96,000   JP Realty, Inc.
2,184,000
       62,550   Kimco Realty Corp.
1,806,131
      230,000   Malan Realty Investors, Inc.
3,248,750
      692,100   Manufactured Home Communities,
                  Inc.
13,495,950
      218,100   Patriot American Hospitality,
                  Inc.
7,660,762
       62,600   Pennsylvania Real Estate
                  Investment Trust
1,400,675
      586,093   Security Capital Pacific Trust
13,187,092
      285,700   Simon DeBartolo Group Inc.
7,535,338
      300,000   Sunstone Hotel Investors Inc.
3,225,000
      286,300   Vornado Realty Trust
12,310,900
        5,000   Walden Residential Properties,
                  Inc.
116,875
       61,200   Weingarten Realty Investors,
                  Inc.
2,348,550
                                                   ---------
------

237,765,186
------------------------------------------------------------
Retail--2.4%
      352,000   K-Mart Corp.
3,432,000
      538,400   Penney (J.C.) Co., Inc.
28,266,000
                                                   ---------
------

31,698,000
------------------------------------------------------------
Steel--2.3%
    1,106,200   USX-US Steel Group, Inc.
30,143,950

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
5 -----

Portfolio of Investments as of
October 31, 1996                     PRUDENTIAL EQUITY
INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares          Description                         Value
(Note 1)
 -----------------------------------------------------------
-
Telecommunication Services--0.6%
      247,700   Telefonos de Mexico, S.A. de
                  C.V., ADR (Mexico)               $
7,554,850
------------------------------------------------------------
Tobacco--1.0%
      548,200   Imperial Tobacco Group Plc.,
                  ADR*
                  (United Kingdom)
6,424,219
      244,100   RJR Nabisco Holdings Corp.
7,048,387
                                                   ---------
------

13,472,606
------------------------------------------------------------
Trucking & Shipping--0.8%
      287,950   Alexander & Baldwin Inc.
7,090,769
      315,000   Yellow Corp.*
4,114,687
                                                   ---------
------

11,205,456
------------------------------------------------------------
Wood Processing--0.4%
      150,000   Rayonier Inc.
5,943,750
                                                   ---------
------
                Total common stocks
                  (cost $978,575,420)
1,116,011,035
                                                   ---------
------
PREFERRED STOCKS--9.0%
------------------------------------------------------------
Aluminum--0.9%
      371,800   Kaiser Aluminum Corp., Conv.
                  $8.25
4,089,800
      170,300   Reynolds Metals Co., Conv. $3.31
8,323,412
                                                   ---------
------

12,413,212
------------------------------------------------------------
Electrical Equipment--2.1%
    1,743,000   Westinghouse Electric Corp.,
                  Conv. $1.30
27,888,000
------------------------------------------------------------
Energy Systems--0.3%
       88,000   McDermott International, Inc.,
                  Conv. $5.75, Ser. C
3,454,000
------------------------------------------------------------
Insurance--0.4%
      102,200   Alexander & Alexander Services,
                  Inc.,
                  Conv. $3.63, Ser. A
4,650,100
       12,700   USF&G Corp., Conv. $4.10, Ser. A   $
635,000
                                                   ---------
------

5,285,100
------------------------------------------------------------
Integrated Producers--0.9%
      107,800   Noble Drilling Corp., Conv.
                  $1.50
5,039,650
       48,099   Unocal Corp., Conv. 6.25%
2,585,321
      118,900   USX Marathon Group, Conv. 6.50%
5,008,663
                                                   ---------
------

12,633,634
------------------------------------------------------------
Mining--0.2%
       60,000   Hecla Mining Co., Conv. 7.00%,
                  Ser. B
2,790,000
------------------------------------------------------------
Oil & Gas Exploration/Production--0.3%
       74,800   Parker & Parsley Petroleum Co.,
                  Conv. 6.25%
4,263,600
------------------------------------------------------------
Realty Investment Trust--0.1%
       54,600   Security Capital Pacific Trust,
                  Conv. $1.75, Ser. A
1,467,375
------------------------------------------------------------
Retail--0.9%
      251,700   K-Mart Financing I,
                  Trust Conv. 7.75%
11,955,750
------------------------------------------------------------
Steel--0.7%
      250,800   Bethlehem Steel Corp., Conv.
                  $3.50
9,279,600
------------------------------------------------------------
Textiles--0.3%
       90,200   Fieldcrest Cannon, Inc., Conv.
                  $3.00, Ser. A
3,427,600
------------------------------------------------------------
Tobacco--1.9%
    4,400,000   RJR Nabisco Holdings Inc.,
                  Conv. $0.60, PERCS
24,750,000
                                                   ---------
------
                Total preferred stocks
                  (cost $127,746,692)
119,607,871
                                                   ---------
------

------------------------------------------------------------
--------------------
6                                            See Notes to
Financial Statements.

Portfolio of Investments as of
October 31, 1996                     PRUDENTIAL EQUITY
INCOME FUND
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                  Value
(Note 1)
------------------------------------------------------------
CONVERTIBLE BONDS--2.3%
------------------------------------------------------------
Integrated Oil--0.4%
B2            $    2,695   Cross Timbers Oil Co.,
                            Deb.,
                            5.25%, 11/1/03           $
2,944,287
B1                 1,871   Oryx Energy Co., Sub.
                            Deb.,
                            7.50%, 5/15/14
1,768,095
                                                     -------
--------

4,712,382
------------------------------------------------------------
Integrated Producers--0.9%
NR                10,451   Noble Affiliates, Inc.,
                            Sub. Notes,
                            4.25%, 11/1/03
12,527,823
------------------------------------------------------------
Realty Investment Trust--0.4%
                           Haagen (Alexander)
                            Properties Inc.,
                            Sub. Deb.,
NR                 1,200   7.50%, 1/15/01
1,104,000
                           Sub. Deb., Ser. A,
B3                   700   7.50%, 1/15/01
644,000
B3                 3,800   Malan Realty Investors,
                            Inc.,
                            Sub. Deb.,
                            9.50%, 7/15/04
3,515,000
                                                     -------
--------

5,263,000
------------------------------------------------------------
Retail--0.6%
B2                 8,000   Charming Shoppes Inc.
                            7.50%, 7/15/06
7,641,680
------------------------------------------------------------
Steel
BB-D                 620   USX Corp., Sub. Deb.,
                            7.00%, 6/15/17
601,400
                                                     -------
--------
                           Total convertible bonds
                            (cost $28,513,118)
30,746,285
                                                     -------
--------
FOREIGN GOVERNMENT OBLIGATIONS--0.9%
NR            NZ$ 15,580   New Zealand Gov't.
                            Bonds,
                            8.00%, 4/15/04
                            (cost $10,819,084)       $
11,456,835
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--2.3%
Aaa               30,000   United States Treasury
                            Bonds,
                            6.75%, 8/15/26
                            (cost $29,009,559)
30,356,100
                                                     -------
--------
                           Total long-term
                            investments
                            (cost $1,174,663,873;
                            Note 4)
1,308,178,126
                                                     -------
--------
SHORT-TERM INVESTMENTS--0.9%
------------------------------------------------------------
REPURCHASE AGREEMENT--0.9%
              $   11,928   Joint Repurchase
                            Agreement Account,
                            5.55%, 11/1/96
                            (cost $11,928,000;
                            Note 5)
11,928,000
------------------------------------------------------------
Total Investments--99.7%
                           (cost $1,186,591,873)
1,320,106,126
                           Other assets in excess
                            of
                            liabilities--0.3%
4,578,917
                                                     -------
--------
                           Net Assets--100%          $
1,324,685,043
                                                     -------
--------
                                                     -------
--------

---------------
* Non-income producing security.
D Rated by Standard & Poor's
ADR--American Depository Receipt.
PERCS--Preferred Equity Redemption Cumulative Stock.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information
contains a description of
Moody's ratings.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.
7 -----

Statement of Assets and Liabilities
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Assets
October 31, 1996
Investments, at value (cost
$1,186,591,873).............................................
 ....................      $1,320,106,126
Foreign currency, at value (cost
$432,838)...................................................
 ...............             440,580
Cash........................................................
 ................................................
193,406
Dividends and interest
receivable..................................................
 .........................           4,750,513
Receivable for Fund shares
sold........................................................
 .....................           3,131,073
Deferred
expenses....................................................
 .......................................              32,839

--------------
   Total
assets......................................................
 .......................................       1,328,654,537

--------------
Liabilities
Payable for Fund shares
reacquired..................................................
 ........................           2,161,916
Distribution fee
payable.....................................................
 ...............................             877,450
Management fee
payable.....................................................
 .................................             602,276
Accrued
expenses....................................................
 ........................................             313,597
Foreign withholding tax
payable.....................................................
 ........................              14,255

--------------
   Total
liabilities.................................................
 .......................................           3,969,494

--------------
Net
Assets......................................................
 ............................................
$1,324,685,043

--------------

--------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 ...........      $      860,044
   Paid-in capital in excess of
par.........................................................
 ................       1,126,605,733

--------------

1,127,465,777
   Undistributed net investment
income......................................................
 ................           3,375,392
   Accumulated net realized
gains.......................................................
 ....................          60,320,527
   Net unrealized appreciation on investments and foreign
currencies........................................
133,523,347

--------------
Net assets, October 31,
1996........................................................
 ........................      $1,324,685,043

--------------

--------------
Class A:
   Net asset value and redemption price per share
      ($341,717,532 / 22,146,706 shares of beneficial
interest issued and outstanding)......................
$15.43
   Maximum sales charge (5% of offering
price)......................................................
 ........                 .81

--------------
   Maximum offering price to
public......................................................
 ...................              $16.24

--------------

--------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($929,948,408 / 60,419,284 shares of beneficial
interest issued and outstanding)......................
$15.39

--------------

--------------
Class C:
   Net asset value, offering price and redemption price per
share
      ($8,510,542 / 552,935 shares of beneficial interest
issued and outstanding)...........................
$15.39

--------------

--------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($44,508,561 / 2,885,504 shares of beneficial interest
issued and outstanding)........................
$15.42

--------------

--------------

------------------------------------------------------------
--------------------
8                                             See Notes to
Financial Statements.

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
--------------------------------------

                                                 Year Ended
Net Investment Income                         October 31,
1996
Income
   Dividends (net of foreign withholding
      taxes of $578,989)...................     $ 48,540,986
   Interest................................        5,852,484
                                              --------------
--
      Total income.........................       54,393,470
                                              --------------
--
Expenses
   Distribution fee--Class A...............          775,838
   Distribution fee--Class B...............        9,512,198
   Distribution fee--Class C...............           67,297
   Management fee..........................        6,851,420
   Transfer agent's fees and expenses......        1,807,000
   Reports to shareholders.................          260,000
   Registration fees.......................          152,000
   Custodian's fees and expenses...........          125,000
   Audit fee and expenses..................           39,000
   Trustees' fees and expenses.............           38,000
   Insurance...............................           31,500
   Legal fees and expenses.................           25,000
   Miscellaneous...........................            9,492
                                              --------------
--
      Total expenses.......................       19,693,745
                                              --------------
--
Net investment income......................       34,699,725
                                              --------------
--
Realized and Unrealized
Gain on Investments
Net realized gain on:
   Investment transactions.................       61,032,399
   Foreign currency transactions...........            3,313
                                              --------------
--
                                                  61,035,712
                                              --------------
--
Net change in unrealized appreciation of:
   Investments.............................       84,674,179
   Foreign currencies......................           12,437
                                              --------------
--
                                                  84,686,616
                                              --------------
--
Net gain on investments and foreign
   currency transactions...................      145,722,328
                                              --------------
--
Net Increase in Net Assets
Resulting from Operations..................     $180,422,053
                                              --------------
--
                                              --------------
--

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets
 --------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                         1996              1995
Operations
   Net investment income.......  $   34,699,725    $
32,331,538
   Net realized gain on
      investments..............      61,035,712
57,394,480
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......      84,686,616
24,749,771
                                 --------------    ---------
-----
   Net increase in net assets
      resulting from
      operations...............     180,422,053
114,475,789
                                 --------------    ---------
-----
Net equalization debits........              --
(34,109)
                                 --------------    ---------
-----
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................     (10,168,241)
(8,544,147)
      Class B..................     (23,129,087)
(28,652,286)
      Class C..................        (166,270)
(88,434)
      Class Z..................        (610,849)
--
                                 --------------    ---------
-----
                                    (34,074,447)
(37,284,867)
                                 --------------    ---------
-----
   Distributions from net
      realized gains
      Class A..................     (13,884,497)
(5,627,572)
      Class B..................     (43,458,487)
(35,965,908)
      Class C..................        (241,179)
(68,654)
                                 --------------    ---------
-----
                                    (57,584,163)
(41,662,134)
                                 --------------    ---------
-----
Fund share transactions (net of
   share conversion) (Note 6)
   Proceeds from shares sold...     396,300,467
314,835,425
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      83,809,013
71,744,648
   Cost of shares reacquired...    (432,557,290)
(340,684,429)
                                 --------------    ---------
-----
   Net increase in net assets
      from Fund share
      transactions.............      47,552,190
45,895,644
                                 --------------    ---------
-----
Total increase.................     136,315,633
81,390,323
Net Assets
Beginning of year..............   1,188,369,410
1,106,979,087
                                 --------------    ---------
-----
End of year....................  $1,324,685,043
$1,188,369,410
                                 --------------    ---------
-----
                                 --------------    ---------
-----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
9 -----

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
Prudential Equity Income Fund (the ``Fund'') is registered
under the Investment
Company Act of 1940 as a diversified, open-end, management
investment company.
The investment objective of the Fund is both current income
and capital
appreciation. It seeks to achieve this objective by
investing primarily in
common stocks and convertible securities that provide
investment income returns
above those of the Standard & Poor's 500 Stock Index or the
NYSE Composite
Index. The ability of the issuers of the debt securities
held by the Fund to
meet their obligations may be affected by economic
developments in a specific
industry or country.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are
valued at the last sale
price on such exchange on the day of valuation or, if there
was no sale on such
day, the mean between the last bid and asked prices quoted
on such day.
Convertible debt securities that are actively traded in the
over-the-counter
market, including listed securities for which the primary
market is believed to
be over-the-counter, are valued at the mean between the most recently quoted bid
and asked prices provided by principal market makers. Other
securities are
valued at the mean between the most recently quoted bid and
asked prices.
Securities which are otherwise not readily marketable or
securities for which
market quotations are not readily available are valued in
good faith at fair
value in accordance with procedures adopted by the Fund's
Board of Trustees.
Short-term securities which mature in more than 60 days are
valued based upon
current market quotations. Short-term securities which
mature in 60 days or less
are valued at amortized cost which approximates market
value.
In connection with transactions in repurchase agreements, it is the Fund's
policy that its custodian or designated subcustodians under
triparty repurchase
agreements, as the case may be, take possession of the
underlying collateral
securities, the value of which exceeds the principal amount
of the repurchase
transaction, including accrued interest. If the seller
defaults and the value of
the collateral declines or if bankruptcy proceedings are
commenced with respect
to the seller of the security, realization of the collateral by the Fund may be
delayed or limited.
Foreign Currency Translation: The books and records of the
Fund are maintained
in U.S. dollars. Foreign currency amounts are translated
into U.S. dollars on
the following basis:
(i) market value of investment securities, other assets and
liabilities--at the
current rates of exchange;
(ii) purchases and sales of investment securities, income
and expenses--at the
rates of exchange prevailing on the respective dates of such transactions.
Although the net assets of the Fund are presented at the
foreign exchange rates
and market values at the close of the period, the Fund does
not isolate that
portion of the results of operations arising as a result of
changes in the
foreign exchange rates from the fluctuations arising from
changes in the market
prices of the securities held at period end. Similarly, the
Fund does not
isolate the effect of changes in foreign exchange rates from the fluctuations
arising from changes in the market prices of long-term debt
securities sold
during the period. Accordingly, such realized foreign
currency gains and losses
are included in the reported net realized gains/losses on
investment
transactions.
Net realized losses on foreign currency transactions
represents net foreign
exchange gains and losses from sales and maturities of short-
term securities and
forward currency contracts, holding of foreign currencies,
currency gains or
losses realized between the trade and settlement dates on
securities
transactions, and the difference between the amounts of
interest and foreign
taxes recorded on the Fund's books and the U.S. dollar
equivalent amounts
actually received or paid. Net currency gains and losses
from valuing foreign
currency denominated assets (excluding investments) and
liabilities at period
end exchange rates are reflected as a component of net
unrealized
appreciation/depreciation on investments and foreign
currencies.
Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the possibility of political or
economic instability and
the level of governmental supervision and regulation of
foreign securities
markets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on
sales of investments
are calculated on the identified cost basis. Dividend income is recorded on the
ex-dividend date; interest income is recorded on the accrual basis. Expenses are
recorded on the accrual basis which may require the use of
certain estimates by
management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
of the
------------------------------------------------------------
--------------------
10

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
Fund based upon the relative proportion of net assets of
each class at the
beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its taxable net income to its shareholders.
Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax
rates.
Dividends and Distributions: The Fund expects to pay
dividends out of net
investment income quarterly and make distributions at least
annually of any net
capital gains. Dividends and distributions are recorded on
the ex-dividend date.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Equalization: Effective November 1, 1995, the Fund
discontinued the accounting
practice of equalization. Equalization is a practice whereby a portion of the
proceeds from sales and costs of repurchases of capital
shares, equivalent on a
per share basis to the amount of distributable net
investment income on the date
of the transaction, is credited or charged to undistributed
net investment
income. The balance of $6,100,050 of undistributed net
investment income at
October 31, 1995, resulting from equalization was
transferred to paid-in capital
in excess of par. Such reclassification has no effect on net assets, results of
operations, or net asset value per share.
Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with American
Institute of Certified
Public Accountants (AICPA) Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to increase undistributed net investment
income and decrease
accumulated net realized gains on investments by $3,313
relating to net realized
foreign currency gains. Net investment income, net realized
gains and net assets
were not affected by these changes.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual
Fund Management LLC
(``PMF''). Pursuant to this agreement, PMF has
responsibility for all investment
advisory services and supervises the subadviser's
performance of such services.
PMF has entered into a subadvisory agreement with The
Prudential Investment
Corporation (``PIC''); PIC furnishes investment advisory
services in connection
with the management of the Fund. PMF pays for the cost of
the subadviser's
services, the compensation of officers of the Fund,
occupancy and certain
clerical and bookkeeping costs of the Fund. The Fund bears
all other costs and
expenses.
The management fee paid PMF is computed daily and payable
monthly at an annual
rate of .60% of 1% of the Fund's average daily net assets up to $500 million,
 .50 of 1% of the next $500 million, .475 of 1% of the next
$500 million and .45
of 1% of the average daily net assets in excess of $1.5
billion.
The Fund had a distribution agreement with Prudential Mutual
Fund Distributors,
Inc. (``PMFD''), which acted as the distributor of the Class
A shares of the
Fund through January 1, 1996. Prudential Securities
Incorporated (``PSI'')
became the distributor of the Class A shares of the Fund
effective January 2,
1996 and is serving the Fund under the same terms and
conditions as under the
arrangement with PMFD and continues as the distributor of
the Class B and Class
C shares of the Fund. PSI also seves as the distributor of
Class Z shares. The
Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A,
Class B and Class C shares pursuant to plans of distribution
(the ``Class A, B
and C Plans''), regardless of expenses actually incurred by
them. The
distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up
to .30 of 1%, 1% and
1%, of the average daily net assets of the Class A, B and C
shares,
respectively. Such expenses under the Plans were .25 of 1%
of the average daily
net assets of Class A shares and 1% of the average daily net assets of both the
Class B and C shares for the fiscal year ended October 31,
1996.
PMFD and PSI have advised the Fund that they have received
approximately
$528,900 in front-end sales charges resulting from sales of
Class A shares
during the fiscal year ended October 31, 1996. From these
fees, PMFD and PSI
paid such sales charges to dealers, which in turn paid
commissions to
salespersons.
PSI has advised the Fund that for the fiscal year ended
October 31, 1996, it
received approximately $2,070,500 and $4,900 in contingent
deferred sales
charges imposed upon certain redemptions by Class B and
Class C shareholders,
respectively.
------------------------------------------------------------
--------------------

11 -----

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC
are indirect,
wholly-owned subsidiaries of The Prudential Insurance
Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-
owned subsidiary of
PMF, serves as the Fund's transfer agent and during the
fiscal year ended
October 31, 1996, the Fund incurred fees of approximately
$1,570,000 for the
services of PMFS. As of October 31, 1996, approximately
$131,000 of such fees
were due to PMFS. Transfer agent fees and expenses in the
Statement of
Operations include certain out-of-pocket expenses paid to
non-affiliates.
For the fiscal year ended October 31, 1996, PSI earned
approximately $55,600 in
brokerage commissions from portfolio transactions executed
on behalf of the
Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than
short-term investments,
for the fiscal year ended October 31, 1996 were $473,157,998 and $450,763,115,
respectively.
The federal income tax basis of the Fund's investments at
October 31, 1996 was
$1,187,385,715 and, accordingly, net unrealized appreciation for federal income
tax purposes was $132,720,411 (gross unrealized appreciation-
-$212,868,508;
gross unrealized depreciation--$80,148,097).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment
companies, transfers
uninvested cash balances into a single joint account, the
daily aggregate
balance of which is invested in one or more repurchase
agreements collateralized
by U.S. Treasury or federal agency obligations. At October
31, 1996, the Fund
had a 1.4% undivided interest in the repurchase agreements
in the joint account.
The undivided interest for the Fund represented $11,928,000
in principal amount.
As of such date, each repurchase agreement in the joint
account and the value of
the collateral therefor was as follows:
Bear, Stearns & Co., 5.53%, in the principal amount of
$277,000,000, repurchase
price $277,042,550, due 11/1/96. The value of the collateral including accrued
interest was $282,667,606.
CS First Boston Corp., 5.56%, in the principal amount of
$100,000,000,
repurchase price $100,015,444, due 11/1/96. The value of the collateral
including accrued interest was $102,000,453.
Deutsche Bank Securities Corp., 5.55%, in the principal
amount of $175,000,000,
repurchase price $175,026,979, due 11/1/96. The value of the collateral
including accrued interest was $178,500,400.
Morgan Stanley & Co., Inc., 5.65%, in the principal amount
of $26,585,000,
repurchase price $26,589,172, due 11/1/96. The value of the
collateral including
accrued interest was $27,128,601.
Smith Barney, Inc., 5.55%, in the principal amount of
$277,000,000, repurchase
price $277,042,704, due 11/1/96. The value of the collateral including accrued
interest was $282,541,278.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class
Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest at
$.01 par value divided into four classes, designated Class
A, Class B, Class C
and Class Z.
Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended October 31, 1996:
Shares sold......................    12,763,330    $
192,448,233
Shares issued in reinvestment of
  dividends and distributions....     1,507,878
22,207,619
Shares reacquired................   (14,423,817)
(217,449,877)
                                    -----------    ---------
----
Net decrease in shares
  outstanding before
  conversion.....................      (152,609)
(2,794,025)
Shares issued upon conversion
  and/or exchange from Class B...     3,062,717
46,622,970
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     2,910,108    $
43,828,945
                                    -----------    ---------
----
                                    -----------    ---------
----

------------------------------------------------------------
--------------------
12

Notes to Financial Statements
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class A                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended October 31, 1995:
Shares sold......................     9,069,984    $
126,481,791
Shares issued in reinvestment of
  dividends and distributions....       988,308
13,123,973
Shares reacquired................    (9,432,145)
(132,413,659)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................       626,147
7,192,105
Shares issued upon conversion
  and/or exchange from Class B
  and Class C....................     7,880,523
103,261,849
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     8,506,670    $
110,453,954
                                    -----------    ---------
----
                                    -----------    ---------
----
Class B
---------------------------------
Year ended October 31, 1996:
Shares sold......................     9,998,793    $
149,942,657
Shares issued in reinvestment of
  dividends and distributions....     4,135,093
60,601,069
Shares reacquired................   (13,775,123)
(206,554,247)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................       358,763
3,989,479
Shares reacquired upon conversion
  and/or exchange into Class A...    (3,073,755)
(46,622,970)
                                    -----------    ---------
----
Net decrease in shares
  outstanding....................    (2,714,992)   $
(42,633,491)
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended October 31, 1995:
Shares sold......................    13,508,457    $
185,025,545
Shares issued in reinvestment of
  dividends and distributions....     4,535,064
58,469,219
Shares reacquired................   (15,235,600)
(207,693,768)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................     2,807,921
35,800,996
Shares reacquired upon conversion
  and/or exchange into Class A...    (7,898,828)
(103,261,498)
                                    -----------    ---------
----
Net decrease in shares
  outstanding....................    (5,090,907)   $
(67,460,502)
                                    -----------    ---------
----
                                    -----------    ---------
----
Class C                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended October 31, 1996:
Shares sold......................       325,017    $
4,877,161
Shares issued in reinvestment of
  dividends and distributions....        26,486
389,591
Shares reacquired................      (117,902)
(1,769,009)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................       233,601    $
3,497,743
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended October 31, 1995:
Shares sold......................       238,881    $
3,328,089
Shares issued in reinvestment of
  dividends and distributions....        11,418
151,456
Shares reacquired................       (40,015)
(577,002)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................       210,284
2,902,543
Shares reacquired upon exchange
  into Class A...................           (27)
(351)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................       210,257    $
2,902,192
                                    -----------    ---------
----
                                    -----------    ---------
----
Class Z
---------------------------------
March 1, 1996* through
  October 31, 1996:
Shares sold......................     3,294,056    $
49,032,416
Shares issued in reinvestment of
  dividends and distributions....        39,927
610,734
Shares reacquired................      (448,479)
(6,784,157)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................     2,885,504    $
42,858,993
                                    -----------    ---------
----
                                    -----------    ---------
----

---------------
* Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Dividends
On December 5, 1996 the Board of Trustees of the Fund declared the following dividends per share, payable on December 13, 1996 to shareholders of record on
December 10, 1996.

                                      Class      Class B
Class
                                        A         and C
Z
                                    ---------   ---------
------
Ordinary Income...................   $ .1250     $ .0955
$.1350
Short-Term Capital Gains..........   $ .2600     $ .2600
$.2600
Long-Term Capital Gains...........   $ .4500     $ .4500
$.4500

------------------------------------------------------------
--------------------

13 -----

Financial Highlights
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class A
                                                  ----------
---------------------------------------------------

Year Ended October 31,
                                                  ----------
---------------------------------------------------
                                                     1996
1995         1994         1993        1992
                                                  ----------
--------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............     $  14.40
$  14.03     $  14.38     $  12.16     $ 12.04
                                                  ----------
--------     --------     --------     -------
Income from investment operations
Net investment income.........................          .47
 .48          .41          .47         .47
Net realized and unrealized gain on investment
   transactions...............................         1.75
 .95          .06         2.65         .60
                                                  ----------
--------     --------     --------     -------
   Total from investment operations...........         2.22
1.43          .47         3.12        1.07
                                                  ----------
--------     --------     --------     -------
Less distributions
Dividends from net investment income..........         (.49)
(.54)        (.29)        (.46)       (.47)
Distributions from net realized gains.........         (.70)
(.52)        (.53)        (.44)       (.48)
                                                  ----------
--------     --------     --------     -------
   Total distributions........................        (1.19)
(1.06)        (.82)        (.90)       (.95)
                                                  ----------
--------     --------     --------     -------
Net asset value, end of year..................     $  15.43
$  14.40     $  14.03     $  14.38     $ 12.16
                                                  ----------
--------     --------     --------     -------
                                                  ----------
--------     --------     --------     -------
TOTAL RETURN(a):..............................        15.97%
11.15%        3.48%       26.93%       9.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................     $341,717
$276,990     $150,502     $104,017     $51,165
Average net assets (000)......................     $310,335
$236,688     $131,398     $ 70,895     $21,931
Ratios to average net assets:
   Expenses, including distribution fees......          .98%
1.03%        1.09%        1.07%       1.22%
   Expenses, excluding distribution fees......          .73%
 .78%         .85%         .87%       1.02%
   Net investment income......................         3.26%
3.36%        2.97%        3.44%       3.22%
For Class A, B, C and Z shares:
Portfolio turnover............................           36%
74%          70%          57%         43%
Average commission rate paid per share........     $  .0563
N/A          N/A          N/A         N/A

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
14                                            See Notes to
Financial Statements.

Financial Highlights
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class B
                                                  ----------
----------------------------------------------------

Year Ended October 31,
                                                  ----------
----------------------------------------------------
                                                     1996
1995         1994         1993         1992
                                                  ----------
--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............     $  14.36
$  14.00     $  14.35     $  12.14     $  12.03
                                                  ----------
--------     --------     --------     --------
Income from investment operations
Net investment income.........................          .39
 .37          .31          .37          .37
Net realized and unrealized gain on investment
   transactions...............................         1.71
 .95          .06         2.64          .59
                                                  ----------
--------     --------     --------     --------
   Total from investment operations...........         2.10
1.32          .37         3.01          .96
                                                  ----------
--------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.37)
(.44)        (.19)        (.36)        (.37)
Distributions from net realized gains.........         (.70)
(.52)        (.53)        (.44)        (.48)
                                                  ----------
--------     --------     --------     --------
   Total distributions........................        (1.07)
(.96)        (.72)        (.80)        (.85)
                                                  ----------
--------     --------     --------     --------
Net asset value, end of year..................     $  15.39
$  14.36     $  14.00     $  14.35     $  12.14
                                                  ----------
--------     --------     --------     --------
                                                  ----------
--------     --------     --------     --------
TOTAL RETURN(a):..............................        15.12%
10.29%        2.73%       25.93%        8.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................     $929,948
$906,793     $954,951     $527,868     $190,846
Average net assets (000)......................     $951,220
$911,856     $784,063     $304,898     $169,524
Ratios to average net assets:
   Expenses, including distribution fees......         1.73%
1.78%        1.85%        1.87%        2.02%
   Expenses, excluding distribution fees......          .73%
 .78%         .85%         .87%        1.02%
   Net investment income......................         2.51%
2.66%        2.21%        2.58%        3.05%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

------------------------------------------------------------
--------------------
See Notes to Financial Statements.
15 -----

Financial Highlights
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------

Class C                         Class Z
                                                  ----------
--------------------------------     -----------

August 1,       March 1,

1994(c)         1996(d)
                                                    Year
Ended October 31,         Through         Through
                                                  ----------
----------------     October 31,     October 31,
                                                     1996
1995            1994            1996
                                                  ----------
-----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $14.36
$ 14.00         $ 13.99         $ 15.13
                                                     -----
-----           -----       -----------
Income from investment operations
Net investment income.........................         .38
 .40             .08             .38
Net realized and unrealized gain (loss) on
   investment transactions....................        1.72
 .92            (.02)            .30
                                                     -----
-----           -----       -----------
   Total from investment operations...........        2.10
1.32             .06             .68
                                                     -----
-----           -----       -----------
Less distributions
Dividends from net investment income..........        (.37)
(.44)           (.05)           (.39)
Distributions from net realized gains.........        (.70)
(.52)             --              --
                                                     -----
-----           -----       -----------
   Total distributions........................       (1.07)
(.96)           (.05)           (.39)
                                                     -----
-----           -----       -----------
Net asset value, end of period................      $15.39
$ 14.36         $ 14.00         $ 15.42
                                                     -----
-----           -----       -----------
                                                     -----
-----           -----       -----------

TOTAL RETURN(a):..............................       15.12%
10.29%           0.45%           4.55%
RATIOS/SUPPLEMENTAL DATA:(e)
Net assets, end of period (000)...............      $8,511
$ 4,586         $ 1,527         $44,509
Average net assets (000)......................      $6,730
$ 3,132         $   762         $24,641
Ratios to average net assets:
   Expenses, including distribution fees......        1.73%
1.78%           2.05%(b)         .73%(b)
   Expenses, excluding distribution fees......         .73%
 .78%           1.05%(b)         .73%(b)
   Net investment income......................        2.51%
2.57%           2.42%(b)        3.51%(b)

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.
 (d) Commencement of offering of Class Z shares.
 (e) Because of the event referred to in (d) and the timing of such, the ratios of Class Z are not necessarily comparable to that of Class A, B and C shares and are not necessarily indicative of future ratios.

------------------------------------------------------------
--------------------
16                                            See Notes to
Financial Statements.

Independent Auditors' Report
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
The Shareholders and Board of Trustees
Prudential Equity Income Fund
We have audited the accompanying statement of assets and
liabilities, including
the portfolio of investments, of Prudential Equity Income
Fund as of October 31,
1996, the related statements of operations for the year then ended and of
changes in net assets for each of the two years in the
period then ended, and
the financial highlights for each of the five years in the
period then ended.
These financial statements and financial highlights are the
responsibility of
the Fund's management. Our responsibility is to express an
opinion on these
financial statements and financial highlights based on our
audits.
We conducted our audits in accordance with generally
accepted auditing
standards. Those standards require that we plan and perform
the audit to obtain
reasonable assurance about whether the financial statements
and financial
highlights are free of material misstatement. An audit
includes examining, on a
test basis, evidence supporting the amounts and disclosures
in the financial
statements. Our procedures included confirmation of the
securities owned as of
October 31, 1996 by correspondence with the custodian and
brokers. An audit also
includes assessing the accounting principles used and
significant estimates made
by management, as well as evaluating the overall financial
statement
presentation. We believe that our audits provide a
reasonable basis for our
opinion.
In our opinion, such financial statements and financial
highlights present
fairly, in all material respects, the financial position of
Prudential Equity
Income Fund as of October 31, 1996, the results of its
operations, the changes
in its net assets and its financial highlights for the
respective stated periods
in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
December 5, 1996
Federal Income Tax Information
PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Fund's fiscal year end (October 31, 1996) as to the federal
income tax status of
dividends paid by the Fund during such fiscal year.
Accordingly, we are advising
you that during its fiscal year ended October 31, 1996, the
Fund paid
distributions for Class A shares totaling $1.1875 per share, comprised of
$0.7975 per share ordinary income and short-term capital
gains which are taxable
as ordinary income and $0.39 per share long-term capital
gains which is taxable
as such. The Fund paid distributions for Class B shares
totaling $1.07 per
share, comprised of $0.68 per share ordinary income and
short-term capital gains
which are taxable as ordinary income and $0.39 per share
long-term capital gains
which is taxable as such. The Fund paid distributions for
Class C shares
totaling $1.07 per share, comprised of $0.68 per share
ordinary income and
short-term capital gains which are taxable as ordinary
income and $0.39 per
share long-term capital gains which are taxable as such. The
Fund paid
distributions for Class Z shares totaling $0.392 per share
of ordinary income
which is taxable as such. Further, we wish to advise you
that 74% of the
dividends (excluding long-term capital gains) paid in the
fiscal year ended
October 31, 1996 qualified for the corporate dividends
received deduction
available to corporate taxpayers.
   In January 1997, you will be advised on IRS Form 1099 DIV
or substitute Form
1099 DIV as to the federal tax status of the distributions
received by you in
calendar 1996. The amounts that will be reported on such
Form 1099 DIV will be
the amounts to use on your 1996 federal income tax return
and will differ from
the amounts which we must report for the Fund's fiscal year
ended October 31,
1996.
------------------------------------------------------------
--------------------

17 -----

Getting
The Most
From Your
Prudential
Mutual
Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So when most people
run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first
on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual
Funds prices securities. The Notes also explain who manages and distributes the
Fund's shares, and more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting
The Most
From Your
Prudential
Mutual
Fund.
When you invest through Prudential Mutual Funds, you receive financial advice
through a Prudential Securities financial advisor or
Prudential/Pruco
Securities registered representative. Your advisor or
representative can
provide you with the following services:
------------------------------------------------------------
----
There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

------------------------------------------------------------
----
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

------------------------------------------------------------
----
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
-------------------------------
Prudential Equity Income Fund vs. the S&P 500 Index:

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Class Z
(GRAPH)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Equity Income Fund (Class A,
Class B, Class C and Class Z) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period
(October 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1987 for Class B shares, in 1994 for Class C shares and in 1996 for
Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in
Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1996; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge or a distribution fee.
Class Z shares have been in existence less than one year and average annual total returns are not available. Class B shares will automatically convert to
Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock
Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the
S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

(LOGO)

Trustees
Edward D. Beach
Delayne D. Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743916207   MF131E
743916108   Cat. #4441355
743916306
743916405